UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 23, 2003

Southwall Technologies Inc.

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(Exact name of registrant as specified in its charter)

Delaware

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(State of incorporation or organization)

015930	94-2551470
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(Commission File Number)	(I.R.S. Employer Identification No.)

3975 East Bayshore Road, Palo Alto, California 94303

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(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (650) 962-9111

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Item 5. Other Events.

On January 7, 2004, Southwall Technologies Inc. ("Southwall") issued a press release announcing that on December 23, 2003 the United States District Court for the Northern District of California rendered a final judgment in Southwall's favor in the matter of Wasco Products, Inc. v. Southwall Technologies Inc., et al., (Civil Action No. 02-2926, pending in the U.S. District Court for the Northern District of California). The judgment resolved a dispute over insulated glass units (IGU's) manufactured by third parties, which utilized Southwall's Heat Mirror solar control film together with a polyurethane sealant manufactured by Bostik, Inc. Judge Saundra Brown Armstrong granted Southwall's motion for summary judgment on all remaining claims and ruled in favor of Southwall on all of Wasco's claims for relief. The judgment is subject to appeal by Wasco until January 22, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1 Press Release, dated January 7, 2004, issued by Southwall Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWALL TECHNOLOGIES INC.

Date: January 9, 2004	By: /s/ Thomas G. Hood____________
Thomas G. Hood
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated January 7, 2004, issued by Southwall Technologies Inc.